EXHIBIT 24


                                POWER OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert C. Murray and James T. Foran the agents for service named on this Amendment No. 1, and each of them severally, as attorney-in-fact, to execute in the name of such each person and file with the Securities and Exchange Commission any and all additional amendments, including post-effective amendments to this Registration Statement.



                    SIGNATURE                                    TITLE                           DATE
                    ---------                                    -----                           ----


/s/          E. JAMES FERLAND               Chairman of the Board, President and        June 18, 1996
-----------------------------------         Chief Executive Officer and Director
             E. James Ferland               (Principal Executive Officer)



/s/          ROBERT C. MURRAY               Vice President and                          June 18, 1996
-----------------------------------         Chief Financial Officer
             Robert C. Murray               (Principal Financial Officer)



/s/          PATRICIA A. RADO               Vice President and                          June 18, 1996
-----------------------------------         Controller
             Patricia A. Rado               (Principal Accounting Officer)



/s/          LAWRENCE R. CODEY              Director                                    June 18, 1996
-----------------------------------
             Lawrence R. Codey

 /s/          ERNEST H. DREW                Director                                September 5, 1996
-----------------------------------
              Ernest H. Drew

/s/         T.J. DERMONT DUNPHY             Director                                    June 18, 1996
-----------------------------------
            T.J. Dermont Dunphy

/s/        RAYMOND V. GILMARTIN             Director                                    June 18, 1996
-----------------------------------
           Raymond V. Gilmartin

/s/            IRWIN LERNER                 Director                                    June 18, 1996
-----------------------------------
               Irwin Lerner


                 SIGNATURE                                    TITLE                              DATE
                 ---------                                    -----                              ----


/s/          MARILYN M. PFALTZ              Director                                    June 18, 1996
-----------------------------------
             Marilyn M. Pfaltz

/s/           JAMES C. PITNEY               Director                                    June 18, 1996
-----------------------------------
              James C. Pitney

/s/          FORREST J. REMICK              Director                                    June 18, 1996
-----------------------------------
             Forrest J. Remick

/s/          RICHARD J. SWIFT               Director                                    June 18, 1996
-----------------------------------
             Richard J. Swift

/s/           JOSH S. WESTON                Director                                    June 18, 1996
-----------------------------------
              Josh S. Weston







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